SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2015, Debbie A. Lange joined Twin Disc, Incorporated (the “Company”) as its new Corporate Controller.  In this role, Ms. Lange is taking over the duties as the Company’s principal accounting officer from Jeffrey S. Knutson.  Mr. Knutson will continue to serve as the Company’s Vice President – Finance, Chief Financial Officer, Treasurer and Secretary.

The Company’s Compensation and Executive Development Committee (the “Committee”) approved an annual base salary for Ms. Lange of $180,000.  In addition, the Committee approved a target incentive bonus of 30% of her base salary under FY 2016 Corporate Incentive Plan (“CIP”). The CIP establishes the target bonus for Ms. Lange based on the following factors and relative weights for each factor: (i) corporate economic profit (70%), (ii) inventory turns (15%), and (iii) sales growth (15%). In no event will an incentive payment under the CIP exceed 200% of the target.  An incentive payment to Ms. Lange under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer.

The Committee also granted 7,310 shares of restricted stock to Ms. Lange.  The shares will vest on August 4, 2016 (2,000 shares), August 4, 2017 (2,000 shares), and July 31, 2018 (3,310 shares), provided Ms. Lange remains employed as of each such vesting date.  The restricted stock will fully vest if Ms. Lange terminates employment due to death or disability, or if Ms. Lange is involuntarily terminated without cause or terminates employment for good reason following a change in control of the Company.  A copy of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.1 and incorporated by reference.

In addition, the Committee also awarded Ms. Lange a target number of 3,310 performance shares. The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2018: (i) average annual sales revenue (40%), (ii) cumulative economic profit (40%), and (iii) relative total shareholder return (20%).  With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period.  If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%.  If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective.  The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by Ms. Lange pursuant to this award is 4,965.  A copy of the form of Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated by reference.

Upon joining the Company, Ms. Lange also entered into a Change in Control Severance Agreement and an Indemnity Agreement with the Company.  A copy of the form of Change in Control Severance Agreement is attached hereto as Exhibit 10.3 and incorporated by reference, and a copy of the form of Indemnity Agreement is attached hereto as Exhibit 10.4 and incorporated by reference.

Prior to joining the Company, Ms. Lange, age 57, worked as the Director of Accounting Research & Special Projects in the Corporate Controller’s department of Sealed Air Corporation, a global manufacturer and provider of food packaging solutions, product packaging and cleaning and hygiene solutions.  Ms. Lange held this position since 2011.  In that position, Ms. Lange reported directly to the Principal Accounting Officer, and led critical projects relating to Sealed Air Corporation’s acquisition of Diversey, Inc., including the global harmonization of legacy accounting policies and the creation of a new global management reporting platform. Ms. Lange also provided project management expertise to finance and accounting projects.  From 2008-2011, Ms. Lange held the position of Director of Global Accounting and Reporting at Diversey, Inc., a global marketer and manufacturer of cleaning, hygiene, operational efficiency, appearance enhancing products, and equipment and related services for the institutional and industrial cleaning and sanitation market.  At Diversey, Inc., Ms. Lange directed global financial reporting and provided technical accounting expertise on complex transactions, SEC public reporting disclosures and Sarbanes Oxley internal controls compliance. Ms. Lange started her professional career with Arthur Andersen and has an MBA from the Wharton School of the University of Pennsylvania.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Lange and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Ms. Lange and any other person pursuant to which Ms. Lange was appointed as the Corporate Controller of the Company. There are no transactions in which Ms. Lange has an interest requiring disclosure under Item 404(a) of Regulation S-K.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1 10.2 10.3 10.4
Restricted Stock Grant Agreement.
Form of Performance Stock Grant Award Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K dated August 5, 2015). File No. 001-07635.
Change in Control Severance Agreement.
Indemnity Agreement (incorporated by reference to Exhibit 10.5 of the Company’s Form 8-K dated August 2, 2005). File No. 001-07635.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2015	Twin Disc, Incorporated

/s/ JOHN H. BATTEN
John H. Batten
President and Chief Executive Officer

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